EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into SCE Funding LLC's previously filed Registration Statement File No. 333-30785.






                                                    ARTHUR ANDERSEN LLP
                                                    ARTHUR ANDERSEN LLP


Los Angeles, California
March 23, 1999